UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________________________________________________________________________________
FORM 8-K
 _____________________________________________________________________________________________________________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2020

 _____________________________________________________________________________________________________________________________________________
GAMCO INVESTORS, INC.
(Exact name of Registrant as Specified in Its Charter)
 _____________________________________________________________________________________________________________________________________________
Delaware	1-14761	13-4007862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 Mason Street, Greenwich, CT One Corporate Center, Rye, NY		06830 10580
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code:     (203) 629-2726

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GBL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
____________________________________________________________________________________________________________________________________________

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Shareholders (the “Meeting”) of GAMCO Investors, Inc. (the “Company”) was held on June 5, 2020. At the Meeting, the shareholders of the Company: (1) elected seven directors to the Company’s Board of Directors to serve until the 2021 Annual Meeting of Shareholders or until their respective successors have been duly elected and qualified; (2) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020; (3) amended the Company’s Amended and Restated Certificate of Incorporation to decrease the total number of authorized shares of Class B common stock (“Class B Stock”) from 100,000,000 shares to 25,000,000 shares; (4) re-approved the Amended and Restated Employment Agreement with Mario J. Gabelli, the Company’s Chairman and Chief Executive Officer; and (5) approved, on an advisory basis, the Company’s named executive officer compensation.

As of April 21, 2020, the record date for the Meeting, the Company had outstanding 8,671,071 shares of Class A common stock (“Class A Stock”) and 19,024,117 shares of Class B Stock. The Class A Stock and Class B Stock vote together as a single class on all matters. Each share of Class A Stock is entitled to one vote per share and each share of Class B Stock is entitled to ten votes per share. Shares present or represented at the Meeting were 7,347,253 shares of Class A Stock and 18,939,079 shares of Class B Stock, constituting a quorum.

Set forth below, with respect to each of the matters submitted to shareholders, are the number of votes cast for or against or withheld, and the number of abstentions, broker non-votes, and uncast votes, where applicable.

(1) Election of Directors
NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Edwin L. Artzt	195,637,596	123,691	976,756
Raymond C. Avansino, Jr.	194,147,540	1,613,747	976,756
Leslie B. Daniels	195,648,277	113,010	976,756
Mario J. Gabelli	194,629,810	1,131,477	976,756
Eugene R. McGrath	195,268,336	492,951	976,756
Robert S. Prather, Jr.	195,237,921	523,366	976,756
Elisa M. Wilson	194,534,101	1,227,186	976,756

	VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES
(2) Ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020	196,718,903	9,641	9,499	-

	VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES	UNCAST
(3) Amendment of the Company's Amended and Restated Certificate of Incorporation to decrease the total number of authorized shares of Class B Stock from 100,000,000 shares to 25,000,000 shares	191,530,259	7,013	664,504	-	4,536,267

	VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES	UNCAST
(4) Re-approval of the Amended and Restated Employment Agreement with Mario J. Gabelli	188,046,956	2,513,689	664,375	976,756	4,536,267

	VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES	UNCAST
(5) Advisory vote on named executive officer compensation	188,044,143	2,515,750	665,127	976,756	4,536,267

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMCO Investors, Inc.

By: /s/ Kieran Caterina

Kieran Caterina
Senior Vice President and Principal Financial Officer

Date: June 5, 2020